                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUNE-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                                93-2A            93-2B           93-2C               93-2D
                                                         ---------------      ------      ---------------     ---------------
BEGINNING SECURITY BALANCE                               $ 21,843,529.17      $  --       $ 63,540,059.74     $ 40,410,864.53
  Loans Repurchased                                                   --         --                    --                  --
  Scheduled Principal Distribution                             36,016.98         --            101,347.98          367,249.47
  Additional Principal Distribution                            10,157.47         --             92,135.90           34,431.48
  Liquidations Distribution                                   211,180.19         --            196,424.85          345,470.86
  Accelerated Prepayments                                             --         --                    --                  --
  Adjustments (Cash)                                                  --         --                    --                  --
  Adjustments (Non-Cash)                                              --         --                    --                  --
  Losses/Foreclosures                                                 --         --                    --                  --
  Special Hazard Account                                              --         --                    --                  --
                                                         --------------------------------------------------------------------
                                Ending Security Balance  $ 21,586,174.53      $  --       $ 63,150,151.01     $ 39,663,712.72
                                                         ===============      =====       ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $    136,462.76      $  --       $    387,101.07     $    227,547.35
Compensating Interest                                              18.66         --              1,079.76              274.46

  Trustee Fee (Tx. Com. Bk.)                                      245.74         --                794.25              505.14
  Pool Insurance Premium (PMI Mtg. Ins.)                              --         --                    --                  --
  Pool Insurance (GE Mort. Ins.)                                5,286.13         --                    --            6,506.15
  Pool Insurance (United Guaranty Ins.)                               --         --                    --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                        --         --                    --                  --
  Special Hazard Insurance (Comm. and Ind.)                     1,037.57         --                    --                  --
  Bond Manager Fee (Capstead)                                     345.86         --                794.25              589.33
  Excess Compensating Interest (Capstead)                             --         --                    --                  --
  Administrative Fee (Capstead)                                   591.59         --              2,647.54            1,262.74
  Administrative Fee (Other)                                          --         --                    --                  --
  Excess-Fees                                                         --         --                    --                  --
  Special Hazard Insurance (Aetna Casualty)                           --         --                    --                  --
  Other                                                               --         --                    --                  --
                                                         --------------------------------------------------------------------
                                             Total Fees         7,506.89         --              4,236.04            8,863.36
                                                         ---------------         --       ---------------     ---------------
 Servicing Fee                                                  6,546.80         --             16,499.41           11,103.62
 Interest on Accelerated Prepayments                                  --         --                    --                  --
                                                                      --         --                    --                  --
                            Total Interest Distribution  $    150,535.11      $  --       $    408,916.28     $    247,788.79
                                                         ===============      =====       ===============     ===============
LOAN COUNT                                                            84          0                   246                 208
WEIGHTED AVERAGE PASS-THROUGH RATE                              7.497768          0              7.331076            6.765165

                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUNE-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                               93-2E.A            93-2E.B         93-2F        93-2G
                                                         ---------------    ---------------    ------    ----------------
Beginning Security Balance                               $ 26,477,934.41    $ 72,177,511.53    $  --     $ 103,920,947.03
  Loans Repurchased                                                   --                 --       --                   --
  Scheduled Principal Distribution                            223,036.62         106,299.94       --           162,038.55
  Additional Principal Distribution                             9,082.89          11,483.04       --            30,648.22
  Liquidations Distribution                                   265,035.96       1,082,984.60       --         1,130,378.06
  Accelerated Prepayments                                             --                 --       --                   --
  Adjustments (Cash)                                                  --                 --       --                   --
  Adjustments (Non-Cash)                                              --                 --       --                   --
  Losses/Foreclosures                                                 --                 --       --                   --
  Special Hazard Account                                              --                 --       --                   --
                                                         ---------------    ---------------    ------    ----------------
                                Ending Security Balance  $ 25,980,778.94    $ 70,976,743.95     $ --     $ 102,597,882.20
                                                         ===============    ===============    ======    ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $    145,149.63    $    424,931.35     $ --     $     615,923.13
Compensating Interest                                           1,441.05           1,866.19       --             3,190.46

  Trustee Fee (Tx. Com. Bk.)                                      286.84             781.92       --             1,169.11
  Pool Insurance Premium (PMI Mtg. Ins.)                        5,825.15          15,879.05       --                   --
  Pool Insurance (GE Mort. Ins.)                                      --                 --       --                   --
  Pool Insurance (United Guaranty Ins.)                               --                 --       --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                        --                 --       --                   --
  Special Hazard Insurance (Comm. and Ind.)                           --                 --       --                   --
  Bond Manager Fee (Capstead)                                     330.97             902.22       --             1,299.01
  Excess Compensating Interest (Capstead)                             --                 --       --                   --
  Administrative Fee (Capstead)                                   937.76           2,556.31       --             4,330.22
  Administrative Fee (Other)                                          --                 --       --                   --
  Excess-Fees                                                         --                 --       --                   --
  Special Hazard Insurance (Aetna Casualty)                           --                 --       --                   --
  Other                                                               --                 --       --                   --
                                                         ---------------    ---------------    ------    ----------------
                                             Total Fees         7,380.72          20,119.50       --             6,798.34
                                                         ---------------    ---------------    ------    ----------------
 Servicing Fee                                                  7,409.35          18,785.88       --            25,838.09
 Interest on Accelerated Prepayments                                  --                 --       --                   --
                                                         ---------------    ---------------    ------    ----------------
                            Total Interest Distribution  $    161,380.75    $    465,702.92     $ --     $     651,750.02
                                                         ===============    ===============    ======    ================
LOAN COUNT                                                           132                253        0                  391
WEIGHTED AVERAGE PASS-THROUGH RATE                                6.6436           7.095798        0             7.149053

                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUNE-00
MASTER SERVICING DIVISION


DEAL REFERENCE                                               93-2H.1     93-2H.2           93-21            93-2I.1
                                                             --------   --------     ---------------   ---------------
Beginning Security Balance                                   $   --     $     --     $ 12,696,505.87   $ 10,420,387.34
  Loans Repurchased                                              --           --                  --                --
  Scheduled Principal Distribution                               --           --           14,816.46         11,943.08
  Additional Principal Distribution                              --           --              755.09            517.18
  Liquidations Distribution                                      --           --          631,010.97        492,743.18
  Accelerated Prepayments                                        --           --                  --                --
  Adjustments (Cash)                                             --           --                5.67                --
  Adjustments (Non-Cash)                                         --           --                  --                --
  Losses/Foreclosures                                            --           --                  --                --
  Special Hazard Account                                         --           --                  --                --
                                                             --------   --------     ---------------   ---------------
                                Ending Security Balance      $   --     $     --     $ 12,049,917.68   $  9,915,183.90
                                                             ======     ========     ===============   ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                      $   --     $     --     $     84,613.50   $     70,225.78
Compensating Interest                                            --           --                  --                --

  Trustee Fee (Tx. Com. Bk.)                                     --           --              158.66            130.25
  Pool Insurance Premium (PMI Mtg. Ins.)                         --           --                  --                --
  Pool Insurance (GE Mort. Ins.)                                 --           --            2,710.70          3,063.59
  Pool Insurance (United Guaranty Ins.)                          --           --                  --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                   --           --              899.37                --
  Special Hazard Insurance (Comm. and Ind.)                      --           --                  --                --
  Bond Manager Fee (Capstead)                                    --           --              668.25                --
  Excess Compensating Interest (Capstead)                        --           --            2,348.89            545.63
  Administrative Fee (Capstead)                                  --           --               36.76            434.16
  Administrative Fee (Other)                                     --           --                  --                --
  Excess-Fees                                                    --           --                  --                --
  Special Hazard Insurance (Aetna Casualty)                      --           --              379.85            270.06
  Other                                                          --           --               (0.02)               --
                                                             --------   --------     ---------------   ---------------
                                             Total Fees          --           --            7,202.46          4,443.69
                                                             --------   --------     ---------------   ---------------
 Servicing Fee                                                   --           --            3,967.66          3,256.38
 Interest on Accelerated Prepayments                             --           --                  --                --
                                                                 --           --                  --                --
                            Total Interest Distribution      $   --     $     --     $     95,783.62   $     77,925.85
                                                             ========   ========     ===============   ===============
LOAN COUNT                                                        0            0                  52                43
WEIGHTED AVERAGE PASS-THROUGH RATE                                0            0            8.282337          8.087121

                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUNE-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                                93-21.2            1995-A           1996-A              1996-B
                                                          ---------------   ---------------   ----------------    ---------------
Beginning Security Balance                                $ 16,978,113.64   $ 28,710,309.92   $  22,165,691.34    $ 42,723,745.31
  Loans Repurchased                                                    --                --                 --                 --
  Scheduled Principal Distribution                              19,221.96         31,480.24          28,769.51          52,711.41
  Additional Principal Distribution                              7,072.06          5,150.48           2,370.48           7,425.54
  Liquidations Distribution                                    464,380.13        709,365.63         661,420.03         451,697.18
  Accelerated Prepayments                                              --                --                 --                 --
  Adjustments (Cash)                                                   --                --                 --                 --
  Adjustments (Non-Cash)                                               --                --                 --                 --
  Losses/Foreclosures                                                  --                --                 --                 --
  Special Hazard Account                                               --                --                 --                 --
                                                          ---------------   ---------------   ----------------    ---------------
                                Ending Security Balance   $ 16,487,439.49   $ 27,964,313.57   $  21,473,131.32    $ 42,211,911.18
                                                          ===============   ===============   ================    ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                   $    112,790.32   $    184,695.99   $     134,640.56    $    266,244.64
Compensating Interest                                                  --                --                 --                 --

  Trustee Fee (Tx. Com. Bk.)                                       212.23            239.25             277.07             534.05
  Pool Insurance Premium (PMI Mtg. Ins.)                         4,899.60                --                 --          11,546.09
  Pool Insurance (GE Mort. Ins.)                                       --         10,766.37           6,383.72                 --
  Pool Insurance (United Guaranty Ins.)                                --                --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                     860.07                --                 --           1,113.57
  Special Hazard Insurance (Comm. and Ind.)                            --                --                 --                 --
  Bond Manager Fee (Capstead)                                          --                --                 --                 --
  Excess Compensating Interest (Capstead)                        1,956.51          3,186.65           2,914.13           1,367.35
  Administrative Fee (Capstead)                                    707.42            733.13             923.56           1,780.18
  Administrative Fee (Other)                                           --                --                 --                 --
  Excess-Fees                                                          --                --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                        507.93            657.95             507.96           1,235.43
  Other                                                                --                --                 --                 --
                                                          ---------------   ---------------   ----------------    ---------------
                                             Total Fees          9,143.76         15,583.35          11,006.44          17,576.67
                                                          ---------------   ---------------   ----------------    ---------------
 Servicing Fee                                                   5,305.64          8,971.98           6,103.41          12,733.86
 Interest on Accelerated Prepayments                                   --                --                 --                 --
                                                          ---------------   ---------------   ----------------    ---------------
                            Total Interest Distribution   $    127,239.72   $    209,251.32   $     151,750.41    $    296,555.17
                                                          ===============   ===============   ================    ===============
LOAN COUNT                                                             71               136                 84                156
WEIGHTED AVERAGE PASS-THROUGH RATE                               7.971933          7.719707           7.289133           7.478126

                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUNE-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                                1996-C.1          1996-C.2          1996-C.3
                                                          ---------------   ---------------   ----------------
Beginning Security Balance                                $  6,782,908.49   $ 14,090,120.31   $  14,157,656.02
  Loans Repurchased                                                    --                --                 --
  Scheduled Principal Distribution                               6,817.26         16,153.08          14,263.60
  Additional Principal Distribution                                507.98          1,863.37           2,049.41
  Liquidations Distribution                                    714,724.54        540,442.11         323,029.68
  Accelerated Prepayments                                              --                --                 --
  Adjustments (Cash)                                                   --                --                 --
  Adjustments (Non-Cash)                                               --                --                 --
  Losses/Foreclosures                                                  --         19,303.21                 --
  Special Hazard Account                                               --                --                 --
                                                          ---------------   ---------------   ----------------
                                Ending Security Balance   $  6,060,858.71   $ 13,512,358.54   $  13,818,313.33
                                                          ===============   ===============   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                   $     45,350.55   $     92,788.06   $      91,355.07
Compensating Interest                                                  --          1,353.93                 --

  Trustee Fee (Tx. Com. Bk.)                                        84.79            117.42             117.98
  Pool Insurance Premium (PMI Mtg. Ins.)                               --                --                 --
  Pool Insurance (GE Mort. Ins.)                                 1,953.47                --                 --
  Pool Insurance (United Guaranty Ins.)                                --                --           5,273.74
  Backup for Pool Insurance (Fin. Sec. Assur.)                         --                --                 --
  Special Hazard Insurance (Comm. and Ind.)                            --                --                 --
  Bond Manager Fee (Capstead)                                          --                --           2,909.37
  Excess Compensating Interest (Capstead)                        1,357.53          1,447.41           1,437.66
  Administrative Fee (Capstead)                                    339.14            293.59             585.32
  Administrative Fee (Other)                                           --                --                 --
  Excess-Fees                                                          --                --                 --
  Special Hazard Insurance (Aetna Casualty)                        155.44                --             409.39
  Other                                                                --                --                 --
                                                          ---------------   ---------------   ----------------
                                             Total Fees          3,890.37          1,858.42          10,733.46
                                                          ---------------   ---------------   ----------------
 Servicing Fee                                                   2,119.68          3,216.54           4,424.28
 Interest on Accelerated Prepayments                                   --                --                 --
                                                          ---------------   ---------------   ----------------
                            Total Interest Distribution   $     51,360.60   $     99,216.95   $     106,512.81
                                                          ===============   ===============   ================
LOAN COUNT                                                             32                70                 64
WEIGHTED AVERAGE PASS-THROUGH RATE                               8.023204          8.017702           7.989834